EXHIBIT I

VERIFICATION
STATE OF CALIFORNIA COUNTY OF SONOMA	) ) )	ss.

       The undersigned, being duly sworn, deposed and submits that he has duly executed the attached Application Pursuant to Section 3(b)(2) and 8(f) of the Investment company Act of 1940 for an Order Declaring that Applicant has Ceased to be and Investment Company ("Application") for and on behalf of Redwood MicroCap Fund, Inc. ("Company"); that he is President of the Company; and that all action by the shareholders, directors, and other bodies necessary to authorize deponent to execute and file the Application has been taken. Deponent further says that he is familiar with such Application, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.
/s/ John C. Power John C. Power - President

STATE OF CALIFORNIA COUNTY OF SONOMA	) ) )	ss.

       Sworn to and subscribed before me this 2nd day of December, 2002, by John C. Power, President, Redwood MicroCap Fund, Inc.

       Witness my hand and official seal.

       My commission expires:____________________

(SEAL)
______________________________________ Notary Public